Exhibit 10.22

Execution Copy

Certain information identified by [***] has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

AMENDMENT NUMBER ONE TO THE
SOFTGEL COMMERCIAL MANUFACTURING AGREEMENT

This Amendment Number One (“Amendment Number One”) is made this 23rd day of October, 2012 (the “Effective Date”), by and between Catalent Pharma Solutions, LLC, a Delaware limited liability company, having a place of business at 14 Schoolhouse Road, Somerset, New Jersey 08873 (“Catalent”) and Clarus Therapeutics, Inc., a corporation, having its principal place of business at 555 Skokie Blvd., #340, Northbrook, IL 60062 (“Clarus”).

WHEREAS, Catalent and Clarus previously entered into and executed a Softgel Commercial Manufacturing Agreement dated July 23, 2009 (‘‘Agreement’’); and

WHEREAS, Catalent and Clarus now desire to amend the terms, conditions and provisions of the Agreement;

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Pursuant to Section 7.1 (Unit Pricing) of the Agreement, Exhibit B of the Agreement (Unit Pricing, Fees and Minimum Requirement) will be modified as follows:

EXHIBIT B

UNIT PRICING, FEES AND MINIMUM REQUIREMENT

Unit Pricing for 100 mg Testosterone Undecanoate Softgels

Theoretical Batch Size	Shipped Volumes of Both Product Strengths Combined within each 12- Month Period between July 1 and June 30	Unit Price per [***] softgels
[***] softgels	[***]	$[***] (Base Price #1)
	[***]	(Base Price #1) - $[***]
	[***]	(Base Price #1) - $[***]
[***] softgels	[***]	$[***] (Base Price #2)
	[***]	(Base Price #2) - $[***]
	[***]	(Base Price #2) - $[***]
[***] softgels	[***]	$[***] (Base Price #3)
	[***]	(Base Price #3) - $[***]
	[***]	(Base Price #3) - $[***]

Unit Pricing for [***] mg Testosterone Undecanoate Softgels
Theoretical Batch Size	Shipped Volumes of Both Product Strengths Combined within each 12- Month Period between July I and June 30	Unit Price per [***] softgels
[***] softgels	[***]	$[***] (Base Price #4)
	[***]	(Base Price #4) - $[***]
	[***]	(Base Price #4) - $[***]
[***] softgels	[***]	$[***] (Base Price #5)
	[***]	(Base Price #5) - $[***]
	[***]	(Base Price #5) - $[***]
[***] softgels	[***]	$[***] (Base Price #6)
	[***]	(Base Price #6) - $[***]
	[***]	(Base Price #6) - $[***]

MINIMUM REQUIREMENT PER CONTRACT YEAR

Product	Dosage Form	Minimum Requirement
[***] mg testosterone undecanoate	Bulk softgels	[***] softgels
[***] mg testosterone undecanoate	Bulk softgels	[***] softgels

ADDITIONAL FEES

Product Maintenance Fee	$[***]	Annually
Commercial Occupancy Fee	$[***]	Annually

2.	The Unit Pricing in Exhibit B will begin on the Effective Date of this Amendment Number One, with a scheduled price adjustment to take place on July 1, 2013, as described in Section 7.4 (Price Increase) of the Agreement. Such scheduled annual price adjustments each July 1st will be applied to the Base Prices identified in the table above for each Product strength and batch size (“Adjusted Base Prices”). For incremental annual shipped volumes between [***] softgels and [***] softgels and incremental annual shipped volumes over [***] softgels, the Unit Price will be calculated by subtracting the dollar amounts shown in the Unit Pricing Table above from the Adjusted Base Prices.

3.	Except as provided herein, all other terms, conditions and provisions of the Agreement shall remain in full force and effect.

4.	This Amendment Number One may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. .Any photocopy, facsimile or electronic reproduction of the executed Amendment Number One shall constitute an original.

Execution Copy

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number One to be executed by their duly authorized corporate officers or representatives as of the Effective Date first above written.

Catalent Pharma Solutions, LLC		Clarus Therapeutics, Inc.

By:	/s/ Aris Gennadios	By:	/s/ Steven A. Bourne
Name:	Aris Gennadios	Name:	Steve Bourne
Title:	VP/GM, Softgel Technologies	Title:	CFO
Date:	24 Oct. 2012	Date:	October 24, 2012

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